UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

___________________________

EBET, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-40334	85-3201309
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 411-2726

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	EBET	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

Amended Forbearance Agreement

On November 29, 2021, EBET, Inc. (the “Company”) and the subsidiaries of the Company (the “Guarantors”) entered a credit agreement (the “Credit Agreement”) with CP BF Lending, LLC (“Lender”), pursuant to which the Lender agreed to make a single loan to the Company in the original amount of $30,000,000 (the “Loan”). The Loan required the Company to maintain certain minimum liquidity and other financial and other covenants. As previously disclosed, the Company has received multiple waivers from the Lender in the past with respect to such covenants with the final waiver expiring on June 30, 2023.

On June 30, 2023, the Company, the subsidiaries of the Company and the Lender entered into a forbearance agreement (the “Forbearance Agreement”). Pursuant to the Forbearance Agreement, the Company acknowledged, among other items, that, as June 30, 2023, it was in default under the Credit Agreement, the Lender had the right to accelerate the Loan, and the Lender had the right to impose the default rate of interest under the Credit Agreement. Pursuant to the Forbearance Agreement, the Lender agreed to forbear from exercising its rights and remedies against the Company and the Guarantors under the Credit Documents until September 15, 2023 (the “Forbearance Date”). On September 15, 2023, the Company, the subsidiaries of the Company and the Lender entered into an amendment number 1 to the Forbearance Agreement (the “Forbearance Amendment No. 1”). The Forbearance Amendment No. 1 extended the Forbearance Date from September 15, 2023 until October 31, 2023.

On October 1, 2023, the Company, the subsidiaries of the Company and the Lender entered into an amendment number 2 to the Forbearance Agreement (the “Forbearance Amendment No. 2”). The Forbearance Amendment No. 2 extended the Forbearance Date from October 31, 2023 until June 30, 2025, and provides that instead of interest being payable monthly in cash, such interest shall accrue in arrears and can be added to the outstanding principal balance of the Loan. The interest rate on the Loan and the Revolving Loan was increased to 16.5% per annum. The Forbearance Amendment No. 2 further adds that the Company’s suspension from trading or failure to be listed on the Nasdaq Capital Market for more than 30 calendar days will constitute a Termination Event under the Forbearance Agreement as amended. Pursuant to Forbearance Amendment No. 2, the Company agreed that to the extent it receives net proceeds from or in connection with a judgment, settlement or other in or out of court resolution of a commercial tort claim, the Company will: (i) make a prepayment on the Loan or the Revolving Loan (discussed below) of 100% of such net proceeds; and (ii) make an additional payment to the Lender equal to 5% of any such net proceeds (prior to the payments set forth in subsection (i)) in excess of $50.0 million. Upon the execution of the Forbearance Amendment No. 2, the principal amount of the Loan is $26,384,634.66.

Revolving Loan

In connection with the Forbearance Agreement, the Lender agreed to provide the Company with a revolving loan in the amount not to exceed $2.0 million (the “Revolving Loan”), with any advances under the Revolving Loan to be made in the sole discretion of the Lender. On September 29, 2023, the Lender agreed to increase the maximum available amount of the Revolving Loan to $4.0 million. The Company paid Lender a fee of $40,000 in connection with the increase. The Revolving Loan carries an interest rate of 16.5% per annum, provided that upon an occurrence of default the interest rate will increase to the default rate under the Loan. The interest on the Revolving Loan shall accrue in arrears and can be added to the outstanding principal balance of the Revolving Loan. The Revolving Loan is an Obligation as defined in the Credit Agreement and as such is secured by the collateral in which the Borrower and the Guarantors have granted liens and security interests to the Lender in connection with the Loan. All discretionary advances shall terminate automatically and all outstanding principal together with accrued but unpaid interest and fees shall become immediately due and payable, without notice to or action by any party, on the earlier of the termination date of the Forbearance Agreement, or the maturity date of the Revolving Note, unless otherwise extended by the Lender. As of the date of the Forbearance Amendment No. 2, the principal amount of the Revolving Note is $1,690,744.58.

The summaries of the of Forbearance Agreement, Forbearance Amendment No. 1, Forbearance Amendment No. 2, and the Revolving Loan do not purport to be complete and are qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 and are incorporated herein by reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

On October 2, 2023, the Company entered into an amended and restated note conversion option agreement (the “Option Agreement”) with the Lender. Pursuant to the Option, the Company agreed that Lender have the right to convert any amounts due pursuant to the Loan and the Revolving Loan into shares of Company common stock at a conversion price of $1.25 per share with respect to the initial $5.0 million and at a conversion price of $2.50 per share with respect to the remaining amounts. In addition, the Company agreed to file a registration statement registering the resale of the shares of Company common stock underlying the Loan within 45 days of the date of the Option and to use its commercially reasonable efforts to cause such registration statement to become effective within 120 days of the date of the Option.

The Option Agreement provides that the Lender (together with its affiliates) may not convert any portion of the Loan or Revolving Loan during an initial 45-day lockup or to the extent that the Lender would own more than 9.99% of the Company’s outstanding common stock immediately after exercise, except that upon prior notice from the Lender to the Company, the Lender may increase or decrease the amount of ownership of outstanding stock after conversion of the Loan, provided that any modification will not be effective until 61 days following notice to the Company.

Any shares of Company common stock issued to Lender pursuant to this Option will be issued pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D thereunder.

The summary of the of Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Option Agreement, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 3.03.	Material Modifications of Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s annual meeting of stockholders completed on July 26, 2023, the stockholders of the Company approved an amendment to the Company’s amended and restated articles of incorporation (the “Amendment”) to effect the reverse stock split at a ratio in the range of 1-for-2 to 1-for-30, with such ratio to be determined in the discretion of the Company’s board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion prior to the one-year anniversary of the annual meeting.

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Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors approved a one-for-thirty (1:30) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and the filing of the Amendment to effectuate the Reverse Stock Split. The Amendment was filed with the Secretary of State of the State of Nevada and the Reverse Stock Split became effective in accordance with the terms of the Amendment at 4:01 p.m. Eastern Time on September 29, 2023 (the “Effective Time”). The Amendment provides that, at the Effective Time, every thirty shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, which will remain $0.001.

As a result of the Reverse Stock Split, the number of shares of common stock outstanding will be reduced from approximately 448.2 million shares as of September 29, 2023 to approximately 14.9 million shares, and the number of authorized shares of common stock will remain at 500 million shares. As a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all outstanding stock options and warrants, which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options and warrants, and a proportional increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plan immediately prior to the Effective Time will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share will be entitled to the rounding up of the fractional share to the nearest whole number. The Reverse Stock Split became effective at 4:01 p.m., Eastern Time, on September 29, 2023, and the Company’s common stock is expected to begin trading on a Reverse Stock Split-adjusted basis on The Nasdaq Capital Market at the open of the markets on October 2, 2023. The trading symbol for the common stock will remain “EBET.” The Company’s post-Reverse Stock Split common stock has a new CUSIP number (CUSIP No. 278700 208), but the par value and other terms of the common stock are not affected by the Reverse Stock Split.

The summary of the of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

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Item 8.01.	Other Events.

On September 29, 2023, the Company issued a press release to announce that today it filed a certificate of amendment to its articles of incorporation with the Secretary of State of the State of Nevada to effect a 1-for-30 reverse stock split of its common stock. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The table below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share – basic and diluted; weighted average common shares outstanding – basic and diluted; and shares issued and outstanding, for the years ended September 30, 2022 and 2021; the three months ended June 30, 2023 and 2022; and the nine months ended June 30, 2023 and 2022:

	PRE SPLIT		POST SPLIT
	FISCAL YEAR ENDED		FISCAL YEAR ENDED
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Net loss available to common shareholders	$(46,178,194)	$(15,200,024)	$(46,178,194)	$(15,200,024)

Weighted Average Shares Outstanding
Basic and Diluted	14,839,645	11,397,739	494,655	379,925

Net loss per common share
Basic and Diluted	$(3.11)	$(1.33)	$(93.35)	$(40.01)

	PRE SPLIT		POST SPLIT
	3 MONTHS ENDED		3 MONTHS ENDED
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Net loss available to common shareholders	$(44,722,672)	$(10,394,942)	$(44,722,672)	$(10,394,942)

Weighted Average Shares Outstanding
Basic and Diluted	25,908,005	14,842,497	863,600	494,750

Net loss per common share
Basic and Diluted	$(1.73)	$(0.70)	$(51.79)	$(21.01)

	PRE SPLIT		POST SPLIT
	9 MONTHS ENDED		9 MONTHS ENDED
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Net loss available to common shareholders	$(59,386,657)	$(32,968,127)	$(59,386,657)	$(32,968,127)

Weighted Average Shares Outstanding
Basic and Diluted	21,896,714	14,267,461	729,890	475,582

Net loss per common share
Basic and Diluted	$(2.71)	$(2.31)	$(81.36)	$(69.32)

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Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

3.1	Amendment to EBET, Inc. Articles of Incorporation
10.1 *	Forbearance Agreement dated June 30, 2023 between EBET, Inc., certain subsidiaries of EBET, Inc., and CP BF Lending, LLC (incorporated by reference to Exhibit 10.1 of the Form 8-K filed July 3, 2023)
10.2 *	Forbearance Agreement Amendment No. 1 dated September 15, 2023 between EBET, Inc., certain subsidiaries of EBET, Inc., and CP BF Lending, LLC (incorporated by reference to Exhibit 10.2 of the Form 8-K filed September 19, 2023)
10.3*	Forbearance Agreement Amendment No. 2 dated October 2, 2023 between EBET, Inc., certain subsidiaries of EBET, Inc., and CP BF Lending, LLC
10.4	Form of Revolving Note issuable by EBET, Inc. to CP BF Lending, LLC (incorporated by reference to Exhibit 10.2 of the Form 8-K filed July 3, 2023)
10.5	Amended and Restated Note Conversion Option Agreement dated October 2, 2023 between EBET, Inc. and CP BF Lending, LLC
99.1	Press release dated September 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBET, INC.

Date: October 2, 2023
By: /s/ Matthew Lourie
Matthew Lourie
Chief Financial Officer

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